HUNTINGTON STRATEGY SHARES

(the “Trust”)

HUNTINGTON US EQUITY ROTATION STRATEGY ETF

HUNTINGTON ECOLOGICAL STRATEGY ETF

(each a “Fund” and together the “Funds”)

SUPPLEMENT DATED JANUARY 13, 2016, TO THE HUNTINGTON STRATEGY

SHARES’ PROSPECTUS DATED AUGUST 28, 2015, AS AMENDED

Effective December 31, 2015, Huntington Asset Advisors, Inc. (the “Advisor”) was acquired by Rational Capital LLC. The Advisor, renamed Rational Advisors, Inc., is no longer a wholly-owned subsidiary of The Huntington National Bank and is no longer affiliated with Huntington Bancshares, Incorporated. All references to such affiliations are deleted.

Effective December 31, 2015, Huntington Asset Services, Inc. was acquired by Ultimus Fund Solutions, LLC in a series of separate transactions which included a statutory conversion to a Delaware limited liability company. Huntington Asset Services, LLC (renamed Ultimus Asset Services, LLC) is no longer wholly-owned by Huntington Bancshares, Incorporated and is no longer affiliated with the Advisor. All references to such affiliations are deleted. All references to Huntington Asset Services, Inc. are hereby replaced with references to Ultimus Asset Services, LLC.

EFFECTIVE JANUARY 1, 2016, THE INFORMATION CONTAINED IN THE SECTIONS OF THE PROSPECTUS TITLED “FUND SUMMARY - HUNTINGTON U.S. EQUITY ROTATION STRATEGY ETF - INVESTMENT ADVISOR AND PORTFOLIO MANAGERS” and “FUND SUMMARY - HUNTINGTON ECOLOGICAL STRATEGY ETF - INVESTMENT ADVISOR AND PORTFOLIO MANAGERS” ARE REPLACED IN ITS ENTIRETY WITH THE FOLLOWING:

Investment Advisor and Portfolio Managers

The Fund’s investment advisor is Rational Advisors, Inc. Members of the Advisor’s portfolio management team manage the Fund. David Miller, a senior portfolio manager of the Advisor, and Michael Schoonover, a portfolio manager of the Advisor, serve as the Fund’s portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Miller and Mr. Schoonover have each served as Portfolio Manager of the Fund since 2016.

EFFECTIVE JANUARY 1, 2016, THE FOLLOWING PARAGRAPH IS ADDED AS THE LAST PARAGRAPH UNDER THE SECTION OF THE PROSPECTUS TITLED “PRINCIPAL INVESTMENT RISKS”:

Manager-of-Managers Order: An affiliate of the Advisor has received an exemptive order (the “Order”) from the SEC that permits the Advisor, with the Trust’s Board of Trustees’ approval, to enter into or materially amend sub-advisory agreements with one or more sub-advisers who are not affiliated with the Advisor without obtaining shareholder approval. Shareholders will be notified if and when a new sub-adviser is employed by the Advisor within 90 days of such change.

EFFECTIVE JANUARY 1, 2016, THE SECTIONS TITLED “MANAGEMENT OF THE TRUST”, “INVESTMENT ADVISOR” AND “PORTFOLIO MANAGERS” OF THE PROSPECTUS ARE REPLACED WITH THE FOLLOWING:

Management of the Trust

The Trustees of the Trust are responsible for generally overseeing the conduct of each Fund’s business. The Advisor serves as the investment advisor to each Fund pursuant to an investment advisory agreement with the Trust.

Investment Advisor

Rational Advisors, Inc., a wholly owned subsidiary of Rational Capital LLC, has been retained by the Trust under a Management Agreement to act as the investment advisor to the Funds subject to the authority of the Board of

Trustees. Management of mutual funds is currently its primary business. The Advisor was previously a wholly-owned subsidiary of The Huntington National Bank known as Huntington Asset Advisors, Inc. and was acquired by Rational Capital LLC on December 31, 2015. The Advisor oversees the day-to-day investment decisions for the Funds and continuously reviews, supervises and administers the Funds’ investment program. The address of the Advisor is 36 North New York Avenue, Huntington, NY 11743.

As of December 31, 2015, the Advisor had assets under management of $232 million. The Advisor (and its predecessors) has served as investment advisor to the Funds since 1987.

Portfolio Managers

David Miller and Michael Schoonover are jointly and primarily responsible for the day-to-day management of the Huntington US Equity Rotation Strategy ETF and the Huntington EcoLogical Strategy ETF.

David Miller has served as the Portfolio Manager of the Funds since 2016. He is a senior portfolio manager of the Advisor and Catalyst Capital Advisors LLC (“Catalyst”) and co-founder of Catalyst and Rational Capital LLC. Mr. Miller is also responsible for the day-to-day management of several funds managed and sub-advised by Catalyst and its affiliates. Prior to founding Catalyst, Mr. Miller was the CEO of Investment Catalyst, an investment newsletter he founded in 2005, which worked to identify undervalued stocks with a near term catalyst for appreciation.

Michael Schoonover has served as the Portfolio Manager of the Funds since 2016. He is a portfolio manager of the Advisor and has served as a portfolio manager of Catalyst and AlphaCentric Advisors LLC, an affiliate of Catalyst, since November 2013 and February 2014, respectively. Mr. Schoonover is also responsible for the day-to-day management of several funds managed by Catalyst and its affiliates. Mr. Schoonover began his association with Catalyst in 2011 as a research consultant supporting the implementation and back testing of quantitative strategies. In March 2013, he became a senior analyst at Catalyst to provide investment research for several mutual funds. From 2005 to 2011, he served in various technical and scientific management roles with the Perrigo Company.

The SAI provides additional information about the portfolio managers’ compensation, management of other accounts, and ownership of securities in the Funds.

EFFECTIVE JANUARY 1, 2016, THE SECOND SENTENCE OF THE SECTION TITLED “FEES PAID TO ADVISOR AND AFFILIATES” IS REPLACED WITH THE FOLLOWING:

A discussion of the Trustees’ review of the investment advisory agreements with the Trust will be available in the Funds’ Annual Report for the period ended April 30, 2016.

HUNTINGTON STRATEGY SHARES

(the “Trust”)

HUNTINGTON US EQUITY ROTATION STRATEGY ETF

HUNTINGTON ECOLOGICAL STRATEGY ETF

(each a “Fund” and together the “Funds”)

SUPPLEMENT DATED JANUARY 13, 2016, TO THE HUNTINGTON STRATEGY

SHARES’ STATEMENT OF ADDITIONAL INFORMATION DATED AUGUST 28,

2015, AS AMENDED

Effective December 31, 2015, Huntington Asset Advisors, Inc. (the “Advisor”) was acquired by Rational Capital LLC. The Advisor, renamed Rational Advisors, Inc., is no longer a wholly-owned subsidiary of The Huntington National Bank and is no longer affiliated with Huntington Bancshares, Incorporated. All references to such affiliations are deleted.

Effective December 31, 2015, Huntington Asset Services, Inc. was acquired by Ultimus Fund Solutions, LLC in a series of separate transactions which included a statutory conversion to a Delaware limited liability company. Huntington Asset Services, LLC (renamed Ultimus Asset Services, LLC) is no longer wholly-owned by Huntington Bancshares, Incorporated and is no longer affiliated with the Advisor. All references to such affiliations are deleted. All references to Huntington Asset Services, Inc. are hereby replaced with references to Ultimus Asset Services, LLC.

EFFECTIVE DECEMBER 31, 2015, THE INFORMATION CONTAINED IN THE SECTION TITLED “MANAGEMENT” IS REPLACED IN ITS ENTIRETY WITH THE FOLLOWING:

MANAGEMENT

Trustees and Officers

The following tables provide information about Board of Trustees and the senior officers of the Trust. Each of the Trustees is deemed to be an Independent Trustee of the Trust. Each Trustee oversees all portfolios of the Trust and serves for an indefinite term (subject to mandatory retirement provisions). Information about each Trustee is provided below and includes each person’s: name, address, age (as of the date of the Funds’ most recent fiscal year end), present position(s) held with the Trust, principal occupations for the past five years and total compensation received as a Trustee for the most recent fiscal year. Please note that the information consolidates and includes historical information from their service as Trustee or Officer of the Original Trusts. Unless otherwise noted, the business address of each person listed below is c/o Huntington Strategy Shares, 2960 N. Meridian Street, Suite 300, Indianapolis, IN 46208. Unless otherwise noted, each officer is elected annually by the Board. Each Trustee and officer also serves in the same capacity for The Huntington Funds, another open-end investment company whose series are managed by the Advisor. Collectively, Huntington Strategy Shares and The Huntington Funds comprise the “Fund Complex” which is comprised of 9 separate series.

As of December 31, 2015, the Trustees and Officers as a group owned less than 1% of the shares of each Fund.

Independent Trustees Background

Name, Address and Age	Position with the Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Tobias Caldwell 48 36 North New York Avenue, Huntington, NY 11743	Chairman of the Board and Trustee	Since January 2016	Managing member, Bear Properties, LLC (2006 – present) (real estate firm); Managing member, PTL Real Estate, LLC (2000 – present) (real estate/investment firm); Managing member, Genovese Family Enterprises, LLC (1999 – present) (real estate firm).	9	Board Member, The Huntington Funds, Lead independent trustee and Chair of Audit Committee, Mutual Fund Series Trust, 45 funds (2006-present).

Stephen P. Lachenauer 48 36 North New York Avenue, Huntington, NY 11743	Trustee	Since January 2016	Attorney, private practice.	9	Board Member, The Huntington Funds (January 2016 – present); Trustee, TCG Financial Series Trusts I-X, 10 funds (2015-present).

Donald McIntosh 47 36 North New York Avenue, Huntington, NY 11743	Trustee	Since January 2016	Credit risk review analyst, Santander Holdings USA (May 2015 – present); Governance analyst, Santander Bank (2011 – April 2015).	9	Board Member, The Huntington Funds (January 2016– present); Trustee, TCG Financial Series Trusts I-X, 10 funds (2015-present).

*	The term of office of each Trustee is indefinite.

Officers*

Name Age Positions Held with Trust Address Date Service Began with Huntington Strategy Shares	Principal Occupation(s) and Previous Position(s)
Lisa K. Householder Age: 50 PRESIDENT and CHIEF EXECUTIVE OFFICER 37 West Broad Street Columbus, OH 43215 Began Serving: December 2015

Principal Occupation(s): Vice President, Relationship Management, Ultimus Asset Services, LLC (formerly, Huntington Asset Services, Inc.) (“Ultimus”) (2015 to present); President and Chief Executive Officer, The Huntington Funds (December 2015 to present).

Previous Position(s): Senior Vice President, Client Executive, Citi Fund Services (2007 to 2014).

Martin R. Dean Age: 52 ANTI-MONEY LAUNDERING OFFICER AND CHIEF COMPLIANCE OFFICER 37 West Broad Street Columbus, OH 43215 Began Serving: July 2013

Principal Occupation(s): Senior Vice President and Compliance Group Manager, Ultimus Asset Services, LLC (formerly, Huntington Asset Services, Inc.) (“Ultimus”) (July 2013 to present); Anti-Money Laundering Officer and Chief Compliance Officer, The Huntington Funds (July 2013 to present).

Previous Position(s): Director and Fund Accounting and Fund Administration Product Manager, Citi (2008 to June 2013).

Bryan W. Ashmus Age: 42 TREASURER 37 West Broad Street Columbus, OH 43215 Began Serving: November 2013

Principal Occupation(s): Vice President, Financial Administration, Ultimus Asset Services, LLC (formerly, Huntington Asset Services, Inc.) (“Ultimus”) (September 2013 to present); Principal Financial Officer and Treasurer, Valued Advisers Trust (December 2013 to present); Treasurer, The Huntington Funds (November 2013 to present).

Previous Position(s): Vice President, Fund Administration, Citi Fund Services, Ohio, Inc. (May 2005 to September 2013).

Name Age Positions Held with Trust Address Date Service Began with Huntington Strategy Shares	Principal Occupation(s) and Previous Position(s)
Tiffany R. Franklin Age: 40 SECRETARY 2960 N. Meridian Street, Suite 300 Indianapolis, IN 46208 Began Serving: December 2015

Principal Occupation(s): Paralegal, Ultimus Asset Services, LLC (formerly, Huntington Asset Services, Inc.) (“Ultimus”) (April 2012 to present); Secretary, The Huntington Funds (December 2015 to present); Secretary, Capitol Series Trust (December 2015 to present).

Previous Position(s): Assistant Secretary, The Huntington Funds, (November 2012 to December 2015); Assistant Secretary, Huntington Strategy Shares (November 2012 to December 2015); Assistant Secretary, Capitol Series Trust (September 2013 to December 2015); Florida Registered Paralegal, Anton Legal Group (February 2007 to June 2011).

Jennifer A. Bailey Age: 47 ASSISTANT SECRETARY 36 N. New York Avenue Huntington, NY 11743 Began Serving: December 2015	Principal Occupation: Director of Legal Services, MFund Services LLC (2012 to present). Previous Position(s): Attorney, Weiss & Associates (December 2008 to June 2010).

*	Officers do not receive any compensation from the Trust.

COMMITTEE OF THE BOARD OF TRUSTEES

Audit Committee. The Board has an Audit Committee. Effective January 1, 2016, the Audit Committee is comprised of each of the Trustees. The primary function of the Audit Committee is to assist the full Board in fulfilling its oversight responsibilities to the shareholders and the investment community relating to fund accounting, reporting practices and the quality and integrity of the financial reports. To satisfy these responsibilities, the Audit Committee reviews with the independent auditors, the audit plan and results and recommendations following independent audits, reviews the performance of the independent auditors and recommends engagement or discharge of the auditors to the full Board, reviews the independence of the independent auditors, reviews the adequacy of the Funds’ internal controls and prepares and submits Committee meeting minutes and supporting documentation to the full Board. The Audit Committee met 3 times during the fiscal year ended December 31, 2015.

Compensation of the Board of Trustees

The Independent Trustees are paid a quarterly retainer, and receive compensation for each committee meeting, telephonic Board meeting, and special in-person Board meeting attended. Officers receive no compensation from the Trust. The Trust reimburses each of the Independent Trustees for travel and other expenses incurred in connection with attendance at such meetings. The Trust has no retirement or pension plans.

Each Trustee commenced serving on the Board of Trustees of the Trust effective January 1, 2016. Therefore, the Trustees did not receive compensation from the Trust during the year ended December 31, 2015

TRUSTEES OWNERSHIP OF SHARES IN A FUND AND IN THE FUND COMPLEX AS OF

DECEMBER 31, 2015

Name of Trustee	Dollar Range of Shares Owned in the Funds	Dollar Range of Shares Owned in the Fund Complex*
Tobias Caldwell	None	None

Stephen Lachenauer	None	None

Donald McIntosh	None	None

*	The Fund Complex consists of 2 series of Huntington Strategy Shares and 7 series of The Huntington Funds

Qualifications and Experience of the Trustees

The following provides an overview of the considerations that led the Board to conclude that each individual serving as a Trustee of the Trust should so serve. Generally, no one factor was decisive in the original selection of an individual to join the Board. Among the factors the Board considered when concluding that an individual should serve on the Board were the following: (1) the individual’s business and professional experience and accomplishments; (2) the individual’s prior experience serving on the boards of public companies, and other complex enterprises and organizations; and (3) how the individual’s skills, experience, and attributes would contribute to an appropriate mix of relevant skills and experience on the Board.

In respect of each current Trustee, the individual’s substantial professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Trust, were a significant factor in the determination that the individual should serve as a Trustee of the Trust.

In addition to the information set forth above, the following sets forth additional information about the qualifications and experience of each of the Trustees that lead to the conclusion that each Trustee should serve as Trustee of the Trust.

Tobias Caldwell

Mr. Caldwell is the manager of a real estate investment firm. Mr. Caldwell has served on the board of a mutual fund complex for over nine years, including as chair of the audit committee for many years. His experience in the real estate and investment industries would provide the Board with an additional perspective and understanding of investment strategies used by advisors to the funds.

Stephen Lachenauer

Mr. Lachenauer has been a sole practitioner attorney for over six years, providing advice and counsel to small businesses and individuals on business and financial matters. Mr. Lachenauer’s previous experience at law firms and as an attorney at a large investment bank would provide the Board with knowledge of financial and investment regulatory matters.

Donald McIntosh

Mr. McIntosh is a credit risk review analyst for a large international financial services company, and he has many years of credit analysis and loan servicing experience. Mr. McIntosh’s experience in evaluating companies’ financial condition would provide the Board with knowledge about investment strategies used by the advisors of the funds.

Board Structure

The Board is responsible for overseeing the management and operations of the Trust. The Board consists of three Independent Trustees. The Chairperson of the Trust, Tobias Caldwell, is an Independent Trustee.

The Board has one standing Committee, the Audit Committee. Effective December 31, 2015, the Audit Committee is comprised of each of the Trustees. Through the Audit Committee, the Independent Trustees consider and address important matters involving the Trust, including those presenting conflicts or potential conflicts of interest for Trust management. The Board holds four regular meetings each year to consider and address matters involving the Funds. The Board also may hold special meetings to address matters arising between regular meetings. In addition, the Independent Trustees regularly meet outside the presence of management and are advised by independent legal counsel. These meetings may take place in-person or by telephone.

The Board reviews its structure regularly and believes that its leadership structure, including having a super-majority of Independent Trustees, coupled with an Independent Chairperson, is appropriate and in the best interests of the Trust, given its specific characteristics. The Board of Trustees also believes its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from Trust management.

When considering potential nominees to fill vacancies on the Board, and as part of its annual self-evaluation, the Board reviews the mix of skills and other relevant experiences of the Trustees.

Board Oversight of Risk

An integral part of the Board’s overall responsibility for overseeing the management and operations of the Trust is the Board’s oversight of the risk management of the Trust’s investment programs and business affairs. The Funds are subject to a number of risks, such as investment risk, valuation risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. The Funds, the Advisor, and other service providers to the Trust have implemented various processes, procedures, and controls to identify risks to the Funds, to lessen the probability of their occurrence, and to mitigate any adverse effect should they occur. Different processes, procedures, and controls are employed with respect to different types of risks.

The Board exercises oversight of the risk management process through the Audit Committee and through oversight by the Board itself. The Board holds four regular meetings each year to consider and address matters involving the Funds. The Board also may hold special meetings to address matters arising between regular meetings. In addition, the Independent Trustees regularly meet outside the presence of management and are advised by independent legal counsel. These meetings may take place in person or by telephone.

In addition to adopting, and periodically reviewing, policies and procedures designed to address risks to the Funds, the Board requires management of the Advisor and the Trust, including the Trust’s Chief Compliance Officer (“CCO”), to report to the Board and the Audit Committee of the Board on a variety of matters, including matters relating to risk management, at regular and special meetings. The Board and the Audit Committee receive regular reports from the Trust’s independent public accountants on internal control and financial reporting matters. On at least a quarterly basis, the Independent Trustees meet with the Trust’s CCO, including outside the presence of management, to discuss issues related to compliance. Furthermore, the Board receives a quarterly report from the Trust’s CCO regarding the operation of the compliance policies and procedures of the Trust and its primary service providers. The Board monitors the Funds’ investment policies and procedures as well as valuation of the Funds’ securities. The Board also receives quarterly reports from the Advisor on the investments and securities trading of the Funds, including their investment performance and asset weightings compared to appropriate benchmarks, as well as reports regarding the valuation of the Funds’ securities. The Board also receives reports from the Trust’s primary service providers regarding their operations as they relate to the Funds.

EFFECTIVE JANUARY 1, 2016, THE INFORMATION CONTAINED IN THE SECTION TITLED “SERVICE PROVIDERS - INVESTMENT ADVISORY SERVICES” IS REPLACED WITH THE FOLLOWING:

Investment Advisor

Rational Advisors, Inc., a wholly owned subsidiary of Rational Capital LLC, has been retained by the Trust under a Management Agreements to act as the investment advisor to the Funds, subject to the authority of the Board of Trustees. The Advisor (formerly a wholly owned subsidiary of Huntington National Bank and known as Huntington Asset Advisors, Inc.) was organized under the laws of Ohio in 2001. The Advisor was acquired by Rational Capital LLC on December 31, 2015. The Advisor oversees the day-to-day investment decisions for the Funds and continuously reviews, supervises and administers the Funds’ investment programs. The address of the Advisor is 36 North New York Avenue, Huntington, NY 11743.

The Management Agreement provides that the Advisor will provide each Fund with investment advice and supervision and will continuously furnish an investment program for the Fund consistent with the investment objectives and policies of the Fund. The Advisor is responsible for the payment of the salaries and expenses of all of its personnel, office rent and the expenses of providing investment advisory and related clerical expenses.

Under the terms of the Management Agreement, the Advisor manages the investment of the assets of the each Fund in conformity with the investment objectives and policies of the Fund. It is the responsibility of the Advisor to make investment decisions for the Fund and to provide continuous supervision of the investment portfolio of the Fund.

For its services under the Management Agreement, the Advisor is paid a monthly management fee at the annual rate of 0.60% of the average daily net assets of each Fund. The Advisor pays expenses incurred by it in connection with acting as advisor, other than costs (including taxes and brokerage commissions, borrowing costs, costs of investing in underlying funds and extraordinary expenses, if any) of securities purchased for the Fund and other expenses paid by the Fund as detailed in the Management Agreement. The Advisor pays for all employees, office space and facilities required by it to provide services under the Management Agreement, except for specific items of expense referred to below.

Except for the expenses described above that have been assumed by the Advisor, all expenses incurred in administration of a Fund will be charged to the Fund, including investment management fees; fees and expenses of the Board of Trustees; interest charges; taxes; brokerage commissions; expenses of valuing assets; expenses of continuing registration and qualification of the Fund and the shares under federal and state law; share issuance expenses; fees and disbursements of independent accountants and legal counsel; fees and expenses of custodians, including sub-custodians and securities depositories, transfer agents and shareholder account servicing organizations; expenses of preparing, printing and mailing prospectuses, reports, proxies, notices and statements sent to shareholders; expenses of shareholder meetings; costs of investing in underlying funds; and insurance premiums. Each Fund is also liable for nonrecurring expenses, including litigation to which it may from time to time be a party. Expenses incurred for the operation of the Fund, including the expenses of communications with its shareholders, are paid by the Fund.

The Advisor has contractually agreed to waive all or a portion of its investment advisory fee (based on average daily net assets) and/or reimburse certain operating expenses of each Fund to the extent necessary in order to limit each Fund’s total annual fund operating expenses (after the fee waivers and/or expense reimbursements, and exclusive of acquired fund fees and expenses, brokerage costs, interest, taxes and dividends, and extraordinary expenses) to not more than 0.95% of the average daily net assets of each Fund through April 30, 2017. These Agreements shall terminate automatically upon the termination of the Management Agreement. The Adviser may elect in its discretion to terminate this Agreement for any period following the term period of the Agreement, but no such termination shall affect the obligation (including the amount of the obligation) of the Fund to repay amounts of waived fees or reimbursed expenses with respect to periods prior to such termination.

The Management Agreement with the Funds continues in effect for an initial two year term and then from year to year as long as its continuation is approved at least annually by the Board of Trustees, including a majority of the Trustees who are not “interested persons,” or by the shareholders of the Funds. The Management Agreement may be terminated at any time upon 60 days’ written notice by a Fund or by a majority vote of the outstanding shares or 90 days’ written notice by the Advisor and will terminate automatically upon assignment.

The Management Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of its duties, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Advisor in the performance of its duties, or from reckless disregard of its duties and obligations thereunder.

From time to time, the Advisor may use a portion of its reasonable resources and profits to pay for certain administrative services provided by financial institutions for Shares of the Funds.

EFFECTIVE JANUARY 1, 2016, THE INFORMATION CONTAINED IN THE SECTION TITLED “ADDITIONAL INFORMATION REGARDING PORTFOLIO MANAGERS - OTHER ACCOUNTS UNDER MANAGEMENT” IS REPLACED WITH THE FOLLOWING:

Other Accounts Under Management

Unless otherwise noted, the following information about the Funds’ portfolio managers is provided as of January 1, 2016 and no “Other Account” described below has an advisory fee that is based on the performance of that account.

Huntington US Equity Rotation Strategy ETF

Other Accounts Managed By David Miller	Total Number of Other Accounts Managed/ Total Assets
Registered Investment Companies	8 funds/$447 million
Other Pooled Investment Vehicles	0/$0
Other Accounts	0/$0

Other Accounts Managed By Michael Schoonover	Total Number of Other Accounts Managed/ Total Assets
Registered Investment Companies	14 funds/$303 million
Other Pooled Investment Vehicles	0/$0
Other Accounts	0/$0

Huntington EcoLogical Strategy ETF

Other Accounts Managed By David Miller	Total Number of Other Accounts Managed/ Total Assets
Registered Investment Companies	8 funds/$447 million
Other Pooled Investment Vehicles	0/$0
Other Accounts	0/$0

Other Accounts Managed By Michael Schoonover	Total Number of Other Accounts Managed/ Total Assets
Registered Investment Companies	14 funds/$303 million
Other Pooled Investment Vehicles	0/$0
Other Accounts	0/$0

EFFECTIVE JANUARY 1, 2016, THE INFORMATION CONTAINED IN THE SECTION TITLED “ADDITIONAL INFORMATION REGARDING PORTFOLIO MANAGERS —COMPENSATION” IS REPLACED WITH THE FOLLOWING:

Compensation

Mr. Miller’s compensation from the Advisor is based on a percentage of the overall profits of the Advisor. He is also entitled to a portion of the proceeds if the Advisor sells all or a portion of the Advisor’s business. Mr. Schoonover’s compensation from the Advisor is a fixed base salary and a discretionary bonus based on performance and the profitability of the Funds that he serves as a portfolio manager. They also participate in a pension plan.